FIST2 P-4 12/08

                       SUPPLEMENT DATED DECEMBER 15, 2008
                      TO THE PROSPECTUS DATED MARCH 1, 2008
                                       OF
                       FRANKLIN INVESTORS SECURITIES TRUST
               Franklin Adjustable U.S. Government Securities Fund
                    Franklin Floating Rate Daily Access Fund
                     Franklin Low Duration Total Return Fund
                           Franklin Total Return Fund

The prospectus is amended as follows:

I. The last paragraph of the "Main Investment Strategies" section on page 37 for Franklin Low Duration Total Return Fund and page 55 for the Franklin Total Return Fund, are replaced with the following:

The Fund may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

II. The following paragraph is added to the "Main Risks - Foreign Securities" section on page 41 for Franklin Low Duration Total Return Fund and page 59 for the Franklin Total Return Fund:

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.